FORM 8-K

               SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC 20549

                         CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934.

Date of Report (Date of earliest event reported) March 30, 1999.


                  DCI Telecommunications, Inc.
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     (Exact name of registrant as specified in its charter)


 Colorado                     2-96976-D             84-1155041
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(State or other             (Commission File       (IRS Employer
   jurisdiction of            Number)              Identification
   incorporation)                                     Number)

                 611 Access Road, Stratford, CT 06497
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            (Address of principal executive offices)

Registrant's telephone number, including area code:(203) 380-0910


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 (Former name or former address, if changed since last report.)

Item 2. Acquisition or Disposition of Assets

On March 30, 1999, DCI Telecommunications sold all of the outstanding shares of common stock of its subsidiary CyberFax, Inc. to Carlyle Corporation, a Nevada corporation. DCI received a $5,000,000 promissory note from Carlyle that matures in one year, and bears interest at nine percent, paid and compounded quarterly. Interest payments will be made in shares of Carlyle stock, initially valued at $3 per share. If Carlyle becomes publicly traded, they will be revalued at the average closing price for the first thirteen weeks of trading. In the event Carlyle does become publicly traded prior to the note maturity, DCI has the right to demand payment in full, such payments to be made in Carlyle shares valued at the thirteen week average described above.

Under a Collateral and Security Agreement, Carlyle has pledged all the stock of CyberFax that is held by an escrow agent.

There   was   no  material  relationship  between  Carlyle,   its
affiliates, officers, directors and DCI or its affiliates, officers or directors.

Item 7. Financial Statements and Exhibits

Exhibit A:  Agreement and Plan of Reorganization by and among
           Carlyle  Corporation, CyberFax, Inc. and DCI
           Telecommunications, Inc.

Exhibit B:  Amendment to Agreement and Plan of Reorganization

Exhibit C:  Collateral Assignment and Security Agreement

Exhibit D:  Escrow Agreement

Exhibit E: Stock Assignment Separate From Certificate

Exhibit F: Promissory Note

                            Exhibit A

              AGREEMENT AND PLAN OF REORGANIZATION


     This Agreement and Plan of Reorganization ("the Agreement"), dated as of March 30, 1999, is entered into by and among CARLYLE CORP., a Nevada corporation ("CARLYLE"); CYBERFAX, INC., a Canada Corporation ("CYBERFAX"); and DCI Telecommunications ("DCI"), the sole shareholder of CYBERFAX, with reference to the following:

      A. CARLYLE is a Nevada corporation organized on April 14, 1995. CARLYLE has authorized common stock of 24 million shares, $0.001 par value, of which 128,000 shares are outstanding, and one million shares of preferred stock, $0.001 par value, of which 35,000 shares are outstanding.

      B.    CYBERFAX is a Canadian corporation organized on April
20, 1996. CYBERFAX has authorized common stock of_______ shares, no par value, of which 659,367 shares are outstanding, all of which are owned by DCI.

     C. The respective boards of directors of CARLYLE, CYBERFAX and DCI have deemed it advisable and in the best interests of CARLYLE, CYBERFAX and DCI that CYBERFAX be acquired by CARLYLE pursuant to the terms and conditions set forth in this Agreement.

     D. The parties desire the transaction to qualify as a tax-free reorganization under Section 368 (a)(1)(B) of the Internal
Revenue Code of 1986, as amended.

     NOW, THEREFORE, the parties hereto agree as follows:

                            ARTICLE 1
                         THE ACQUISITION

     1.01 At the Closing, a total of 659,367 common shares, which represents 100% of the outstanding shares of CYBERFAX, shall be acquired by CARLYLE from DCI in exchange for CARLYLE's promissory note (the "Note") payable to DCI in the principal amount of $5 million payable as follows:

      i. The Note shall bear interest at the rate of nine percent a year, compounded quarterly.

      ii. Interest shall be paid quarterly (i.e., every 90 days following the date of Closing, and each such date shall be known herein as an "Interest Payment Date") in shares of common stock of CARLYLE. Shares of common stock of CARLYLE devoted to the payment of interest on or principal of the Note shall be known as "Payment Shares." The number of Payment Shares DCI is to receive under the Note on each Interest Payment Date shall be calculated as follows: It initially shall be assumed that a Payment Share is worth $3. However, at such time as a market for CARLYLE'S common stock commences on the OTC Bulletin Board or Nasdaq, the worth of a Payment Share shall be recalculated to be the average closing trade price of CARLYLE'S common stock over the first 13 trading weeks, and an adjustment shall be made in the number of Payment Shares DCI received prior to this recalculation.

      iii. The Note shall be due and payable in full on the first anniversary of the Closing.

      iv. In the event CARLYLE becomes a publicly traded company prior to the maturity of the Note, DCI shall have the right at any time after the effective date that CARLYLE became a publicly traded company to demand payment in full. If DCI exercises this right, CARLYLE shall pay the balance due under the Note in Payment Shares, the worth of a Payment Share being determined as set forth in Section 1.01 (ii) above. If on the date the Note matures CARLYLE has become a publicly traded company, CARLYLE may elect to pay off the Note with Payment Shares, valued as set forth in Section 1.01 (ii) above, rather than with money.

      v. Until the Note is paid in full, CARLYLE cannot sell substantially all its assets or cause a controlling majority of its shares of common stock to be sold in a private transaction without DCI's prior written consent.

      vi. As security for the payment of the Note, CARLYLE shall pledge the CYBERFAX stock to DCI by executing the Collateral Assignment and Security Agreement attached hereto as Schedule
           1.01 (vi).

      vii. At the request of DCI, CARLYLE will register for resale, one time, all or part of the Payment Shares.

      1.02 At the Closing, DCI will deliver certificates for the outstanding shares of CYBERFAX, duly endorsed so as to make
CARLYLE the sole holder thereof, free and clear of all claims and encumbrances.

                            ARTICLE 2
                           THE CLOSING

      2.01 The consummation of the transactions contemplated by this Agreement (the "Closing") shall take place on or before March 31, 1999 in the offices of Alfano & Baroff, Professional Association, 814 Elm Street, Manchester, New Hampshire, or at such other place or date and time as may be agreed to in writing by the parties hereto.


                            ARTICLE 3

            REPRESENTATION AND WARRANTIES OF CARLYLE


      CARLYLE and its officers and directors hereby represent and warrant to DCI and CYBERFAX as follows:

      3.01 Organization, Standing and Power. CARLYLE is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada with all requisite corporate power to enter into this Agreement and to carry out the transactions contemplated herein. CARLYLE has taken all actions required of CARLYLE by applicable law, its articles of incorporation, its by-laws or otherwise to authorize the execution and delivery of this Agreement and will take all actions necessary to carry out the transactions contemplated herein.

      3.03 Qualification. CARLYLE is not qualified and is not licensed as a foreign corporation in any jurisdiction.

      3.04 Capitalization of CARLYLE. The authorized capital stock of CARLYLE consists of 24 million shares of Common Stock, $0.001 par value, of which there are 128,000 shares issued and outstanding, and one million shares of Preferred Stock, $0.001 par value, of which there are 35,000 shares issued and outstanding, all of which shares were duly authorized, validly issued and fully paid and non assessable. There are no preemptive rights with respect to the CARLYLE stock. There are no outstanding options or warrants to purchase shares of common stock of CARLYLE.

     3.05 Brokers and Finders. CARLYLE shall be solely responsible for payment to any broker or finder retained by CARLYLE for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated herein.

     3.06 Bank of Montreal Line of Credit. CARLYLE acknowledges that CYBERFAX is the obligor under a line of credit with the Bank of Montreal in the maximum amount of $625,000. CARLYLE expressly acknowledges the existence of a covenant in the line of credit giving the bank various rights against CYBERFAX upon a change in the control of CYBERFAX including, but not limited to, the right to demand payment in full of the line of credit or to refuse to make further advances. CARLYLE expressly assumes all risks associated with the line of credit and agrees to hold DCI harmless from and against any liability, claim or damage arising out of the consummation of the transaction represented by this Agreement.


                            ARTICLE 4
                REPRESENTATIONS AND WARRANTIES OF
                        CYBERFAX AND DCI


      CYBERFAX and DCI hereby represent and warrant to CARLYLE as follows:

      4.01 CYBERFAX shall deliver to CARLYLE, on or before Closing, the following:

            (a)    Financial   Statements.    Audited   financial
statements of CYBERFAX for the fiscal year ended March  31,  1998 and  unaudited interim financial statements for the period  ended
December 31, 1998.  (Schedule A).

          (b) Property. An accurate list and description of all property, real or personal, owned by CYBERFAX of a value equal to or greater than $1,000.00. (Schedule B).

           (c) Liens and Liabilities. A complete and accurate list of all material liens, encumbrances, easements, security interests or similar interests in or on any of the assets listed on Schedule A. (Schedule C). A complete and accurate list of all debts, liabilities and obligations of CYBERFAX incurred or owing as of the date of this Agreement. (Schedule C.1).

           (d) Leases and Contracts. A complete and accurate list describing all material terms of each lease (whether of real or personal property) and each contract, promissory note, mortgage, license, franchise, or other written agreement to which

CYBERFAX is a party which involves or can reasonably be expected to involve aggregate future payments or receipts by CYBERFAX (whether by the terms of such lease, contract, promissory note, license, franchise or other written agreement or as a result of a guarantee of the payment of or indemnity against the failure to pay same) of $1,000.00 or more annually during the twelve-month period ended December 31, 1998, or any consecutive twelve-month period thereafter, except any of said instruments which terminate or are cancelable without penalty during such twelve-month period. (Schedule D).

           (e)  Loan Agreements.  Complete and accurate copies of
all   loan  agreements  and  other  documents  with  respect   to
obligations  of  CYBERFAX for the repayment  of  borrowed  money.
(Schedule E).

           (f) Consents Required. A complete list of all agreements wherein consent to the transaction herein contemplated is required to avoid a default hereunder; or where notice of such transaction is required at or subsequent to closing, or where consent to an acquisition, consolidation, or sale of all or substantially all of the assets is required to avoid a default thereunder. (Schedule F).

          (g) Articles and Bylaws. Complete and accurate copies of the Certificate and Articles of Incorporation and Bylaws of CYBERFAX together with all amendments thereto to the date hereof.
(Schedule G).

           (h) Shareholders. A complete list of all persons or entities holding capital stock of CYBERFAX or any rights to subscribe for, acquire, or receive shares of the capital stock of CYBERFAX (whether warrants, calls, options, or conversion rights), including copies of all stock option plans whether qualified or non qualified, and other similar agreements. (Schedule H).

           (i). Officers and Directors. A complete and current list of all officers and Directors of CYBERFAX. (Schedule I).

          (j) Salary Schedule. A complete and accurate list (in all material respects) of the names and the current salary rate for each present employee of CYBERFAX who received $10,000 or more in aggregate compensation from CYBERFAX whether in salary, bonus or otherwise, during the year 1998, or who is presently scheduled to receive from CYBERFAX a salary in excess of $10,000 during the year ending December 31, 1999, including in each case the amount of compensation received or scheduled to be received, and a schedule of the hourly rates of all other employees listed according to departments. (Schedule J).

           (k) Litigation. A complete and accurate list (in all material respects) of all material civil, criminal, administrative, arbitration or other such proceedings or investigations (including without limitations unfair labor practice matters, labor organization activities, environmental matters and civil rights violations) pending or, to the knowledge of CYBERFAX threatened, which may materially and adversely affect CYBERFAX. (Schedule K).

           (l)  Tax Returns.  Accurate copies of all Federal  and
State tax returns for CYBERFAX, if any.  (Schedule L).

          (m) Agency Reports. Copies of all material reports or filings (and a list of the categories of reports or filings made on a regular basis) made by CYBERFAX under ERISA, EEOC, FDA and all other governmental agencies (federal, state or local). (Schedule M).

           (n) Banks. A true and complete list (in all material respects), as of the date of this Agreement, showing (1) the name of each bank in which CYBERFAX has an account or safe deposit box, and (2) the names and addresses of all signatories. (Schedule N).

           (o) Jurisdictions Where Qualified. A list of all jurisdictions wherein CYBERFAX is qualified to do business and is in good standing. (Schedule O).

          (p) Subsidiaries. A complete list of all subsidiaries of CYBERFAX. (Schedule P). The term "Subsidiary" or
"Subsidiaries" shall include corporations, unincorporated associations, partnerships, joint ventures, or similar entities in which CYBERFAX has an interest, direct or indirect.

           (q)   Union Matters.  An accurate list and description
(in all material respects) of all union contracts and collective bargaining agreements of CYBERFAX, if any. (Schedule Q).

          (r) Employee and Consultant Contracts. A complete and accurate list of all employee and consultant contracts which CYBERFAX may have, other than those listed in the schedule on Union Matters. (Schedule R).

           (s) Employee Benefit Plans. Complete and accurate copies of all salary, stock option, bonus, incentive compensation, deferred compensation, profit sharing, retirement, pension, group insurance, disability, death benefit or other benefit plans, trust agreements or arrangements of CYBERFAX in effect on the date hereof or to become effective after the date thereof, together with copies of any determination letters issued by the Internal Revenue Service with respect thereto. (Schedule
S).

           (t) Insurance Policies. A complete and accurate list (in all material respects) and description of all material insurance policies naming CYBERFAX as an insured or beneficiary or as a loss payable payee or for which CYBERFAX has paid all or part of the premium in force on the date hereof, specifying any notice or other information possessed by CYBERFAX regarding possible claims thereunder, cancellation thereof or premium increases thereon, including any policies now in effect naming CYBERFAX as beneficiary covering the business activities of CYBERFAX. (Schedule T).

           (u)   Licenses and Permits.  A complete  list  of  all
licenses,   permits   and  other  authorizations   of   CYBERFAX.
(Schedule V).

      4.02 Organization, Standing and Power. CYBERFAX is a corporation duly organized, validly existing and in good standing under the laws of the State of Canada with all requisite corporate power to own or lease its properties and carry on its businesses as is now being conducted.

      4.03 Qualification. CYBERFAX is qualified and is licensed as a foreign corporation in the State of Canada.

      4.04 Capitalization of CYBERFAX. The authorized capital stock of CYBERFAX consists of ______ shares of Common Stock, no par value, of which 659,367 shares are issued to DCI, the sole shareholder of CYBERFAX, which shares were duly authorized, validly issued and fully paid and non assessable. There are no preemptive rights with respect to the CYBERFAX stock.

       4.05 Authority. The execution and delivery of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary corporate action, including but not limited to duly and validly authorized action and approval by the Board of Directors, on the part of CYBERFAX and DCI. This Agreement constitutes the valid and binding obligation of CYBERFAX and DCI enforceable against them in availability of the remedy of specific performance. This Agreement has been duly executed by CYBERFAX and DCI and the execution and transactions contemplated by this Agreement shall not result in any breach of any terms or provisions of CYBERFAX's Certificate and Articles of Incorporation or Bylaws or of any other agreement, court order or instrument to which CYBERFAX is a party or bound by.

      4.06 Absence of Undisclosed Liabilities. CYBERFAX has no material liabilities of any nature, whether fixed, absolute, contingent or accrued, which are not reflected on the financial statements set forth in Schedule A nor otherwise disclosed in this Agreement or any of the Schedules or Exhibits attached hereto.

     4.07 Absence of Changes. Since December 31, 1998, there has not been any material adverse change in the condition (financial or other wise), assets, liabilities, earnings or business of CYBERFAX, except for changes resulting from completion of those transactions described in Section 5.01.

      4.08 Tax Matters. All taxes and other assessments and levies which CYBERFAX is required by law to withhold or to collect have been duly withheld and collected, and have been paid over to the proper government authorities or are held by CYBERFAX in separate bank accounts for such payment or are represented by depository receipts, and all such withholdings and collections and all other payments due in connection therewith (including, without limitation, employment taxes, both the employees' and employer's share) have been paid over to the government or placed in a separate and segregated bank account for such purpose. There are no known deficiencies in income taxes for any periods and further, the representations and warranties as to the absence of undisclosed liabilities contained in Section 4.06 includes any and all tax liabilities of whatsoever kind or nature (including, without limitation, all federal, state, local and foreign income, profit, franchise, sales, use and property taxes) due or to become due, incurred in respect of or measured by CYBERFAX income or business prior to the Closing Date.

      4.09 Options, Warrants, etc. Except as otherwise described in Schedule H, there are no outstanding options, warrants, calls, commitments or agreements of any character to which CYBERFAX and DCI are a party or by which CYBERFAX and DCI are bound, or are a party, calling for the issuance of shares of capital stock of CYBERFAX or any securities representing the right to purchase or otherwise receive any such capital stock of CYBERFAX.

      4.10 Title to Assets. Except for liens set forth in Schedule C, CYBERFAX is the sole and unconditional owner of, with good and marketable title to, all the assets listed in the schedules as owned by them and all other property and assets are free and clear of all mortgages, liens, pledges, charges or encumbrances of any nature whatsoever.

     4.11 Agreements in Force and Effect. Except as set forth in Schedules D and E, all material contracts, agreements, plans, promissory notes, mortgages, leases, policies, licenses, franchises or similar instruments to which CYBERFAX is a party are valid and in full force and effect on the date hereof, and CYBERFAX has not breached any material provision of, and is not in default in any material respect under the terms of, any such contract, agreement, plan, promissory note, mortgage, lease, policy, license, franchise or similar instrument which breach or default would have a material adverse effect upon the business, operations or financial condition of CYBERFAX.

      4.12 Legal Proceedings, Etc. Except as set forth in Schedule K, there are no civil, criminal, administrative, arbitration or other such proceedings or investigations pending or, to the knowledge of either CYBERFAX or DCI, threatened, in which, individually or in the aggregate, an adverse determination would materially and adversely affect CYBERFAX or the properties, business or income of CYBERFAX. CYBERFAX has substantially complied with, and is not in default in any material respect under, any laws, ordinances, requirements, regulations or orders applicable to its businesses.

      4.13 Governmental Regulation. To the knowledge of CYBERFAX and DCI and except as set forth in Schedule K, CYBERFAX is not in violation of or in default with respect to any applicable law or any applicable rule, regulation, order, writ or decree of any court or any governmental commission, board, bureau, agency or instrumentality, or delinquent with respect to any report required to be filed with any governmental commission, board, bureau, agency or instrumentality which violation or default could have a material adverse effect upon the business, operations or financial condition of CYBERFAX.

       4.14  Brokers  and  Finders.   CYBERFAX  shall  be  solely
responsible for payment to any broker or finder retained by CYBERFAX for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated herein.

     4.15 Accuracy of Information. No representation or warranty by CYBERFAX or DCI contained in this Agreement and no statement contained in any certificate or other instrument delivered or to be delivered to CARLYLE pursuant hereto or in connection with the transactions contemplated hereby (including without limitation all Schedules and exhibits hereto) contains or will contain any untrue statement of material fact or omits or will omit to state any material fact necessary in order to make the statements contained herein or therein not misleading.

     4.16 Subsidiaries. Except as listed in Schedule P, CYBERFAX does not have any other subsidiaries or own capital stock representing ten percent (10%) or more of the issued and outstanding stock of any other corporation.

      4.17 Consents. Except as listed in Schedule F, no consent or approval of, or registration, qualification or filing with, any governmental authority or other person is required to be obtained or accomplished by CYBERFAX or DCI in connection with the consummation of the transactions contemplated hereby.

      4.18 Improper Payments. No person acting on behalf of CYBERFAX has made any payment or otherwise transmitted anything of value, directly or indirectly, to (a) any official or any government or agency or political subdivision thereof for the purpose of influencing any decision affecting the business of CYBERFAX (b) any customer, supplier of competitor of CYBERFAX, or employee of such customer, supplier or competitor, for the purposes of obtaining or retaining business for CYBERFAX, or (c) any political party or any candidate for elective political office nor has any fund or other asset of CYBERFAX been maintained that was not fully and accurately recorded on the books of account of CYBERFAX.

      4.19 Copies of Documents. CYBERFAX has made available for inspection and copying by CARLYLE and its duly authorized representatives, and will continue to do so at all times, true and correct copies of all documents which it has filed with governmental agencies which are material to the terms and conditions contained in this Agreement. Furthermore, all filings by CYBERFAX with governmental agencies, including but not limited to the Internal Revenue Service, have contained information which is true and correct in all material respects and did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements made therein not misleading or which could have any material adverse effect upon the financial condition or operations of CYBERFAX or adversely effect the objectives of this Agreement.

      4.20 Investment Intent of DCI. DCI represents and warrants to CARLYLE that the shares of CARLYLE being acquired pursuant to this Agreement are being acquired for its own account and for investment and not with a view to the public resale of such shares and further acknowledges that the shares being issued have not been registered under the Securities Act and are "restricted securities" as that term is defined in Rule 144 promulgated under the Securities Act and must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.

                            ARTICLE 5
              CONDUCT AND TRANSACTIONS PRIOR TO THE
                EFFECTIVE TIME OF THE ACQUISITION


      5.01 Conduct and Transactions of CYBERFAX. During the period from the date hereof to the date of Closing, CYBERFAX shall conduct the operations of CYBERFAX in the ordinary course of business. CYBERFAX shall not during such period, except in the ordinary course of business, without the prior written consent of CARLYLE:

          (a) Sell, dispose of or encumber any of the properties or assets of CYBERFAX;

           (b) Declare or pay any dividends on shares of its capital stock or make any other distribution of assets to the holders thereof;

          (c) Issue, reissue or sell, or issue options or rights to subscribe to, or enter into any contract or commitment to issue, reissue or sell, any shares of its capital stock or acquire or agree to acquire any shares of its capital stock;

           (d) Except as otherwise contemplated and required by this Agreement, amend its Articles of Incorporation or merge or consolidate with or into any other corporation or sell all or substantially all of its assets or change in any manner the rights of its capital stock or other securities;

           (e) Pay or incur any obligation or liability, direct or contingent other than to extinguish liabilities revealed on its financial statements provided hereto;

          (f)  Incur any indebtedness for borrowed money, assume,
guarantee,   endorse   or   otherwise  become   responsible   for
obligations of any other party, or make loans or advances to any other party;

            (g) Make any material change in its insurance coverage;

          (h) Increase in any manner the compensation, direct or indirect, of any of its officers or executive employees; except in accordance with existing employment contracts;

          (i) Enter into any agreement or make any commitment to any labor union or organization;

          (j)  Make any material capital expenditures.

           (k) Allow any of the foregoing actions to be taken by any subsidiary of CYBERFAX.


                            ARTICLE 6
                      RIGHTS OF INSPECTION

      6.01 During the period from the date of this Agreement to the date of Closing of the acquisition, DCI and CYBERFAX agree to use their best efforts to give CARLYLE, including its representatives and agents, full access to the premises, books and records of CYBERFAX, and to furnish CARLYLE with such financial and operating data and other information including, but not limited to, copies of all legal documents and instruments referred to on any schedule or exhibit hereto, with respect to the business and properties of CYBERFAX, as CARLYLE should from time to time request; provided, however, if there are any such investigations: (1) they shall be conducted in such manner as not to unreasonably interfere with the operation of the business of the other parties and (2) such right of inspection shall not affect in any way whatsoever any of the representations or warranties given by the respective parties hereunder. In the event of termination of this Agreement, CARLYLE will return to CYBERFAX all documents, work papers and other materials obtained from it in connection with the transactions contemplated hereby, and will take such other steps necessary to protect the confidentiality of such material.


                            ARTICLE 7
                      CONDITIONS TO CLOSING


      7.01  Conditions to Obligations of DCI and  CYBERFAX.   The
obligation of DCI and CYBERFAX to perform this Agreement is subject to CARLYLE's performing its Closing obligations, unless waived in writing by DCI.

             (a) Representations and Warranties. The representations and warranties of CARLYLE set forth in Article 3 hereof shall be true and correct in all material respects as of the date of this Agreement and as of the Closing as though made on and as of the Closing, except as otherwise permitted by this Agreement.

           (b) Corporate Action. There are minutes, certified copies of corporate resolutions and/or other documentary evidence satisfactory to counsel for DCI that CARLYLE has submitted this Agreement and any other documents required hereby to such parties for approval as provided by applicable law.

             (c)     Statutory   Requirements.    All   statutory
requirements for the valid consummation by CARLYLE of the transactions contemplated by this Agreement shall have been fulfilled.



      7.02  Conditions to Obligations of CARLYLE.  The obligation
of   CARLYLE  to  perform  this  Agreement  is  subject  to   the
satisfaction of the following conditions on or before the Closing unless waived in writing by CARLYLE.

          (a) Representations and Warranties. There shall be no information disclosed in the schedules delivered by CYBERFAX, which in the opinion of CARLYLE, would materially adversely affect the proposed transaction and intent of the parties as set forth in this Agreement. The representations and warranties of CYBERFAX and DCI et forth in Article 4 hereof shall be true and correct in all material respects as of the date of this Agreement and as of the Closing as though made on and as of the Closing, except as otherwise permitted by this Agreement.

           (b) Performance of Obligations. CYBERFAX shall have in all material respects performed any actions contemplated by this Agreement prior to or on the Closing and CYBERFAX shall have complied in all respects with the course of conduct required by this Agreement.

           (c) Corporate Action. There has been delivered to CARLYLE minutes, certified copies of corporate resolutions and/or other documentary evidence satisfactory to counsel for CARLYLE that DCI has submitted this Agreement and any other documents required hereby to such parties for approval as provided by applicable law.

           (d) Consents. Any consents necessary for or approval of any party listed on any Schedule delivered by CYBERFAX, whose consent or approval is required pursuant thereto, shall have been obtained.

           (e) Financial Statements. CARLYLE shall have been furnished with an interim unaudited financial statement of CYBERFAX for the period from the date of its last audited financial statements to the last day of the month preceding the month of the Closing. Such financial statements shall fairly present the financial position of CYBERFAX as of its date.

             (f)     Statutory   Requirements.    All   statutory
requirements for the valid consummation by CYBERFAX of the transactions contemplated by this Agreement shall have been fulfilled.

            (g) Governmental Approval. All authorizations, consents, approvals, permits and orders of all federal and state governmental agencies required to be obtained by CYBERFAX for consummation of the transactions contemplated by this Agreement shall have been obtained.

            (h)    Employment   Agreements.   Existing   CYBERFAX
employment agreements will have been delivered to counsel for CARLYLE.

          (i) Changes in Financial Condition of CYBERFAX. There shall not have occurred any material adverse change in the financial condition or in the operations of the business of CYBERFAX, except expenditures in furtherance of this Agreement.

           (j) Absence of Pending Litigation. CYBERFAX is not engaged in or threatened with any suit, action, or legal, administrative or other proceedings or governmental investigations pertaining to this Agreement or the consummation of the transactions contemplated hereunder.


                            ARTICLE 8
                  MATTERS SUBSEQUENT TO CLOSING


      8.01 Covenant of Further Assurance. The parties covenant and agree that they shall, from time to time, execute and deliver or cause to be executed and delivered all such further instruments of conveyance, transfer, assignments, receipts and other instruments, and shall take or cause to be taken such further or other actions as the other party or parties to this Agreement may reasonably deem necessary in order to carry out the purposes and intent of this Agreement.

                            ARTICLE 9
             NATURE AND SURVIVAL OF REPRESENTATIONS


      9.01 All statements contained in any written certificate, schedule, exhibit or other written instrument delivered by any party pursuant hereto, or otherwise adopted by said party by its written approval, or in connection with the transactions contemplated hereby, shall be deemed representations and warranties by said party, as the case may be. All representations, warranties and agreements made by either party shall survive for the period of the applicable statute of limitations and until the discovery of any claim, loss, liability or other matter based on fraud, if longer.

                           ARTICLE 10
   TERMINATION OF AGREEMENT AND ABANDONMENT OF REORGANIZATION


       10.1   Termination.   Anything  herein  to  the   contrary
notwithstanding, this Agreement and any agreement executed as required hereunder and the acquisition contemplated hereby may be terminated at any time before the closing date as follows:

           (a) By mutual written consent of the Boards of Directors of CARLYLE and DCI.

          (b) By the Board of Directors of CARLYLE if any of the conditions set forth in Section 7.02 shall not have been satisfied.

           (c) By the Board of Directors of DCI if any of the conditions set forth in Section 7.01 shall not have been satisfied.

       10.02 Termination of Obligations and Waiver of Conditions; Payment of Expenses. In the event this Agreement and the acquisition are terminated and abandoned pursuant to this
Article 10 hereof, this Agreement shall become void and of no force and effect and there shall be no liability on the part of any of the parties hereto, or their respective directors, officers, shareholders or controlling persons to each other. Each party hereto will pay all costs and expenses incident to its negotiation and preparation of this Agreement and any of the documents evidencing the transactions contemplated hereby, including fees, expenses and disbursements of counsel.

                           ARTICLE 11
                           THE CLOSING


      11.01 Exchange of Shares. At the Closing, (1) CARLYLE shall deliver to DCI its Note and the executed Collateral Assignment and Security Agreement, in the form attached hereto as
Schedule 1.01 (vi), and (2) DCI shall deliver to CARLYLE stock certificates, properly endorsed and with signatures guaranteed by a bank, assigning to CARLYLE all the issued and outstanding shares of capital stock of CYBERFAX.

      11.02 Restrictions on Shares Issued to CARLYLE. Due to the fact that CARLYLE will receive shares of CYBERFAX common stock which have not been registered under the 1933 Act by virtue of the exemption provided in Section 4(2) of such Act, those shares of CARLYLE will contain the following legend:


          The  shares  represented by this  certificate
          have not been registered under the Securities
          Act  of  1933.  The shares have been acquired
          for investment and may not be sold or offered
          for  sale  in  the  absence of  an  effective
          Registration  Statement for the shares  under
          the  Securities Act of 1933 or an opinion  of
          counsel   to   the  Corporation   that   such
          registration is not required.



                           ARTICLE 12
                          MISCELLANEOUS


      12.01 Construction. This Agreement shall be construed and enforced in accordance with the laws of the State of Connecticut excluding the conflicts of laws.

      12.02 Notices. All notices necessary or appropriate under this Agreement shall be effective when personally delivered or deposited in the United States mail, postage prepaid, certified or registered, return receipt requested, and addressed to the parties last known address which addresses are currently as follows:

     If to "CARLYLE"

          CARLYLE CORP.
          Elliot R. Pearson, Secretary
          One E. Camelback Road, Suite 680
          Phoenix, AZ 85102-1651

     With copies to:

          Thomas J. Kenan
          Fuller Tubb Pomeroy & Stokes
          100 N. Broadway, Suite 3300
          Oklahoma City, OK  73102


     If to "CYBERFAX" or "DCI":

          Joseph J. Murphy, President
          DCI Telecommunications, Inc.
          611 Access Road
          Stratford, CT 06615

     With copies to:

          Paul J. Alfano, Esq.
          Alfano & Baroff, Professional Association
          814 Elm street
          Manchester, NH 03101

      12.03 Amendment and Waiver. The parties hereby may, by mutual agreement in writing signed by each party, amend this
Agreement in any respect. Any term or provision of this Agreement may be waived in writing at any time by the party which is entitled to the benefits thereof, such waiver right shall include, but not be limited to, the right of either party to:

           (a) Extend the time for the performance of any of the obligations of the other;

           (b) Waive any inaccuracies of representations by the other contained in this Agreement or in any document delivered pursuant hereto;

           (c) Waive compliance by the other with any of the covenants contained in this Agreement, and performance of any obligations by the other; and

           (d) Waive the fulfillment of any condition that is precedent to the performance by the other party of any of its obligations under this Agreement. Any writing on the part of a party relating to such amendment, extension or waiver as provided in this Section 12.03 shall be valid if authorized or ratified by the Board of Directors of such party.

      12.04 Remedies not Exclusive. No remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. The election of any one or more remedies by a party shall not constitute a waiver of the right to pursue other available remedies.

      12.05 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      12.06 Benefit. This Agreement shall be binding upon, and inure to the benefit of, the respective successors and assigns of CARLYLE and DCI.

       12.07 Entire Agreement. This Agreement and the Schedules and Exhibits attached hereto, represent the entire agreement of the undersigned regarding the subject matter hereof, and supersedes all prior written or oral understandings or agreements between the parties.

      12.08 Each Party to Bear its Own Expense. CARLYLE and DCI shall each bear its own respective expenses incurred in connection with the negotiation, execution, closing, and
performance  of  this  Agreement,  including  counsel  fees   and
accountant fees.

      12.09      Captions  and  Section Headings.   Captions  and
section headings used herein are for convenience only and shall not control or affect the meaning or construction of any provisions of this Agreement.

     Executed as of the date first written above.

CARLYLE CORP.                  DCI COMMUNICATIONS, INC.
By: /s/ Suzy Frost            By: /s/ Joseph J. Murphy
    ---------------------     ------------------------
   Suzy Frost , President     Joseph J. Murphy, President

                            EXHIBIT B

       AMENDMENT TO AGREEMENT AND PLAN OF REORGANIZATION

     AMENDMENT TO AGREEMENT AND PLAN OF REORGANIZATION dated as of this March 30, 1999 between DCI Telecommunications, Inc., a Colorado corporation with an address of 611 Access Road,
Stratford, CT 06615 ("DCI") and Carlyle Corp., a Nevada corporation with an address of One E. Camelback Road, Phoenix, AZ 85102 ("Carlyle").

                      W I T N E S S E T H:

     WHEREAS, DCI and Carlyle have entered into that certain Agreement and Plan of Reorganization (the "Agreement") dated on or about the date hereof whereby DCI agreed to sell to Carlyle one hundred percent (100%) of the issued and outstanding shares of stock in CyberFax, Inc. ("Cyberfax");

     WHEREAS, the parties desire to amend the Agreement;

     NOW, THEREFORE, in consideration of their continuing rights and obligations under the Agreement, as amended, the parties agree as follows:

1. Paragraph 3.06 ("Bank of Montreal") of the Agreement is deleted in its entirely and replaced with the following:

          3.06     Bank  of  Montreal Line of  Credit.    CARLYLE
     acknowledges that CYBERFAX is the obligor under a certain line of credit with the Bank of Montreal in the maximum amount of $625,000.00 (Canadian). CARLYLE expressly acknowledges the existence of a covenant in said line of credit giving the bank various rights against CYBERFAX upon a change in the control of Company including, but not limited to, the right to demand payment in full of the line of credit or to refuse to make further advances. CARLYLE expressly assumes all risks associated with said line of credit and agrees to hold DCI harmless from and against any liability, claim or damage arising out of the consummation of the transaction represented by this Agreement.

          The parties also acknowledge the outstanding balance of the line of credit is approximately $200,000.00 (Canadian) and that DCI has previously agreed to guarantee the line of credit. In other words, the extent of DCI's exposure under the line of credit currently is approximately $200,000.00 (Canadian). Should an additional sum be advanced under the line of credit such that the entire outstanding balance of the line of credit does not exceed $400,000.00 (Canadian),

     DCI agrees to guarantee that amount if full. In other words, DCI agrees to guarantee up to $400,000.00 (Canadian) of the line of credit. CYBERFAX and CARLYLE jointly and severally agree to hold DCI harmless from and against any liability, claim or damage arising out of the said line of credit. CYBERFAX and CARLYLE also shall be jointly and severally liable to DCI to the extent of any sums expended by DCI in satisfaction of its guarantee of the said line of credit. The provisions of this paragraph shall survive the Closing.

2. Paragraph 1.02 of the Agreement is deleted in its entirety and replaced with the following:

          1.02 At the Closing, DCI will deliver certificates for the outstanding shares of CYBERFAX, duly endorsed so as to make CARLYLE the sole holder thereof, free and clear of all claims and encumbrances but subject to the rights of DCI under the Note and Collateral Assignment and Security Agreement described in this Article 1.

3. Carlyle agrees to permit DCI to be an authorized, nonexclusive distributor of Cyberfax products following Closing in the following geographic areas: Spain, United Kingdom and Denmark. The parties shall work in good faith following the Closing (as defined in the Agreement) to agree to such other terms of said distributorship arrangement as they deem advisable.

     Except as expressly modified hereby, all other terms, defined terms and conditions of the Agreement shall continue in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment to Agreement and Plan of Reorganization as of the date first stated above.

                              DCI Telecommunications, Inc.


/s/Larry Shatsoff             By: /s/ Joseph J. Murphy
------------------            ------------------------
Witness                       Name: Joseph J. Murphy
                              Title: President
                              Carlyle Corp.

/s/ Michael Miller            By: /s/ Elliott R. Pearson
------------------            -------------------------
Witness                       Name: Elliott R. Pearson
                              Title:Secretary

                            EXHIBIT C

           COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT

    COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT (the "Agreement") dated as of this 30th of March, 1999, by Carlyle Corp., a Nevada Corporation, of One E. Cambelback Rd, Phoenix, AZ 85102 (collectively (if more than one), the "Pledgor") and DCI Telecommunications, Inc., a Colorado corporation with an address of 611 Access Road, Stratford, CT 06615 (the "Secured Party").

                       W I T N E S S E T H

    WHEREAS,  the  Pledgor  has  agreed  to  execute  a   certain
Promissory Note in the original principal amount of $5,000,000.00 to Secured Party (the "Note") of even date; and

    WHEREAS, Pledgor owns the authorized, issued and outstanding capital stock of Cyberfax, Inc., a Canadian corporation (the
"Company"); and

    WHEREAS, as a condition precedent to Secured Party accepting the Note and as security for the payment and performance of the Note, Pledgor is executing and delivering this Agreement to grant the security interest hereinafter described;

    NOW, THEREFORE, in consideration of the foregoing and of the following mutual promises, it is hereby agreed as follows:

    1. The Pledgor hereby pledges to the Secured Party, the shares of capital stock of the Company (the "Pledged Stock") listed in Schedule A attached hereto together with stock powers executed in blank (the Pledged Stock and any additional securities or collateral pledged hereunder are sometimes herein referred to collectively as the "Pledged Collateral"), and the Pledgor hereby grants to the Secured Party, a security interest in all of the Pledged Collateral as security for the due and punctual payment and performance of the following obligations and liabilities (herein called the "Secured Obligations"):

    a. Principal of and premium, if any, and interest on the Note;

    b. Obligations of the Pledgor to the Secured Party under this Agreement, including the payment of any sums together with interest and other charges, advanced by the Secured Party to protect, enforce or insure the validity of this Agreement; and

    c. Any and all other obligations of the Pledgor to the Secured Party under the Note or under any agreement or instrument relating thereto;

    2. The Pledgor covenants that the Pledged Collateral is duly and validly pledged with the Secured Party in accordance with law and the Pledgor warrants and will defend the Secured Party's right, title, special property and security interest in and to the Pledged Collateral against the claims and demands of all persons whomsoever. The Pledgor represents and warrants to the Secured Party that the Pledgor has good title to all the Pledged Collateral, free and clear of all claims, mortgages, pledges, liens, security interests and other encumbrances of every nature whatsoever. The Pledgor further represents and warrants that all of the Pledged Collateral has been duly and validly issued and is fully paid and nonassessable.

    3. The Pledgor hereby covenants and agrees that he will not sell, convey or otherwise dispose of any of the Pledged Collateral, nor will he create, incur or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever with respect to any of the Pledged Collateral or the proceeds thereof other than to the extent, if any, permitted in the Note.

    4. In case, but only as long as, there shall exist an Event of Default (as hereinafter defined), but subject to the provisions of the Uniform Commercial Code or other applicable law, the Secured Party may cause all or any of the Pledged Collateral to be transferred into its name or into the name of its nominee or nominees. So long as there shall exist no Event of Default (as hereinafter defined), the Pledgor shall be entitled to exercise as it deems fit, but in a manner not inconsistent with the terms hereof or of the Secured Obligations, the voting power with respect to the Pledged Collateral.

    5. In case, upon the dissolution, winding up, liquidation or reorganization of any of the Company whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of any Company, any sum shall be paid or any property shall be distributed upon or with respect to any of the Pledged Collateral, such sum shall be paid over to the Secured Party, to be held as collateral security for the Secured Obligations. In case any stock dividend shall be declared on any of the Pledged Collateral, or any share of stock or fraction thereof shall be issued pursuant to any stock split involving any of the Pledged Collateral, of any distribution of capital
(excluding  cash  dividends) shall be made  on  any  of  the

Pledged Collateral, or any property shall be distributed upon or with respect to the Pledged Collateral pursuant to recapitalization or reclassification of the capital of either Company, the shares or other property so distributed shall be delivered to the Secured Party to be held as collateral security for the Secured Obligations.

    6. In case, but only as long as, there shall exist an Event of Default (as hereinafter defined), the Secured Party shall be entitled to exercise the voting power with respect to the Pledged Collateral, to receive and retain, as collateral security for the Secured Obligations, any and all dividends or other distributions at any time and from time to time declared or made upon any of the Pledged Collateral, and to exercise any and all rights of payment, conversion, exchange, subscription or any other rights, privileges or options pertaining to the Pledged Collateral as if it were the absolute owner thereof, including without limitation, the right to exchange, at its discretion, any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of either Company or, upon the exercise of any such right, privilege or option pertaining to the Pledged Collateral, and in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designation agency upon such terms and conditions as the Secured Party may determine, all without liability except to account for property actually received, but the Secured Party shall have no duty to exercise any of the aforesaid rights, privileges of options and shall not be responsible for any failure to do so or delay in so doing.

    7. If any Event of Default as defined in the Note or in Pledgor's obligations hereunder (an "Event of Default"), shall occur, then upon the occurrence of any such Event of Default, the Secured Party shall have all of the rights and remedies of a secured party under the Uniform Commercial Code or other applicable law and shall have the right at any time or times thereafter to sell, resell, assign and deliver all or any of the Pledged Collateral in one or more parcels at any exchange or broker's board or at public or private sale. The Secured Party will give the Pledgor at least ten
(10) days' prior written notice by registered or certified mail at the address of the Pledgor specified in the Preamble hereof or as otherwise supplied to the Secured Party in writing, of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. Any such notice shall be deemed to meet any requirement hereunder or under any applicable law (including the Uniform Commercial Code) that reasonable notification be given of the time and place of such sale or other disposition. Such notice may be given without any demand of performance or other demand, all such demands being hereby expressly waived by the Pledgor. All such sales shall be at such commercially reasonable price or prices as the Secured party shall deem best and either for cash or on credit or for future delivery (without assuming any responsibility for credit risk). At any such sale or sales, the Secured Party may purchase any or all of the Pledged Collateral to be sold thereat upon such terms as the Secured Party may deem best. Upon any such sale or sales the Pledged Collateral so purchased shall be held by the purchaser absolutely free from any claims or rights of whatsoever kind or nature, including any equity of redemption and any similar rights, all such equity of redemption and any similar rights being hereby expressly waived and released by the Pledgor. In the event any consent, approval or authorization of any governmental agency will be necessary to effectuate any such sale or sales, the Pledgor shall execute, and hereby agree to cause the Company to execute, all such applications or other instruments as may be required. The proceeds of any such sale or sales, together with any additional collateral security at the time received and held hereunder, shall be received and applied: first, to the payment of all costs and expenses of such sale, including reasonable attorneys' fees; second, to the payment of the Secured Obligations in such order of priority as the Secured Party shall determine; and any surplus thereafter remaining shall be paid to the Pledgor or to whomever may be legally entitled thereto (including, if applicable, any subordinated creditor of the Pledgor).

    The Pledgor recognizes that the Secured Party may be unable to effect a public sale of all or a part of the Pledged Collateral by reason of certain prohibitions contained in the Securities Act of 1933, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor agrees that private sales to be made may be at prices and upon other terms less favorable to the seller than if the Pledged Collateral were sold at public sales, and that the Secured Party shall have no obligation to delay sale of the Pledged Collateral for the period of time necessary to permit the Pledged Collateral to be registered for public sale under the Securities Act of 1933. The Pledgor agrees that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

    8. No course of dealing between the Pledgor and the Secured Party nor any failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power of privilege hereunder or under any of the Secured Obligations, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided and provided under any of the Secured Obligations are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law, including, without limitation, the rights and remedies of a secured party under the Uniform Commercial Code.

    9. Upon the occurrence and continuation of any Event of Default, the Secured Party may, but without obligation to do so, demand, sue for and/or collect any money or property at any time due, payable or receivable, to which it may be entitled hereunder, on account of or in exchange for any of the Pledged Collateral.

    10. Upon the occurrence and continuation of any Event of Default, the Secured Party shall have the right, for and in the name, place and stead of the Pledgor, to execute endorsements, assignments, or other instruments of conveyance or transfer with respect to all or any of the Pledged Collateral.

    11. In the event of a sale of assignment by the Secured Party of all or any of the Secured Obligations held by it, the Secured Party may assign or transfer its rights and interest under this Agreement in whole or in part to the purchaser or purchasers of such Secured Obligations, whereupon such purchaser or purchasers shall become vested with all of the powers and rights given to the Secured Party hereunder, and the Secured Party shall thereafter be forever released and fully discharged from any liability or responsibility hereunder with respect to the rights and interest so assigned.

    12. Beyond the exercise of reasonable care to assure the safe custody of the Pledged Collateral while held hereunder, the Secured Party shall have no duty or liability to collect any sums due in respect thereof or to protect or preserve rights pertaining thereto, and shall be relieved of all responsibility for the Pledged Collateral upon surrendering the same to the Pledgor.

    13. Except as otherwise provided herein, notice to or demand upon the Pledgor or the Secured Party shall be deemed to have been sufficiently given or served for all purposes thereof if mailed, postage prepaid to the parties at the addresses set forth herein or to such other address as the party to whom such notice is directed may have designated in writing to the other parties hereto.

    14. The Pledgor hereby waives notice of acceptance of this Agreement as well as presentment, demand, payment, notice of dishonor or protest and all other notices of any kind in connection with any of the Secured Obligations. In addition, the Secured Party may release, supersede, exchange or modify any other collateral security it may from time to time hold and release, surrender or modify the liability of any third party without giving notice hereunder to the Pledgor. The Secured Party shall be under no duty first to exhaust its rights against any such collateral security or any such third party before realizing on the Pledged Collateral. Such modifications, changes, renewals, releases or other actions shall in no way affect the Pledgor's obligation hereunder. The Pledgor further waives any right it may have under the constitution of the State of New Hampshire (or under the constitution of any other state in which any of the Pledged Collateral may be located), or under the Constitution of the United States of America, to notice except as required hereby or to a judicial hearing prior to the exercise of any right or remedy provided by this Agreement to the Secured Party and Waives its right, if any, to set aside or invalidate any sale duly consummated in accordance with Section 7 hereof on the grounds (if such be the case) that if the sale was consummated without a prior judicial hearing. The Pledgor's waivers under this Section 14 have been made voluntarily, intelligently and knowingly and after the Pledgor has been apprised and counseled by its attorney as to the nature thereof and its possible alternative rights.

    15. The Pledgor acknowledges that in connection with any exercise by the Secured Party of its rights hereunder it may be necessary to obtain the prior consent or approval of certain governmental authorities. Upon the exercise by the Secured Party of any power, right, provision or remedy pursuant to this Agreement which requires any consent, approval, registration, qualification or authorization of any governmental authority, the Pledgor will, or will cause the Company to, execute and deliver all applications, certificates, instruments and other documents and papers that the Secured Party may be required to obtain for such governmental consent, approval, registration, qualification or authorization.

    16. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and the term "Secured Party" shall be deemed to include any other holder or holders of any of the Secured Obligations. Where the context so permits or requires, terms defined herein in the singular number shall mean the plural, and in the plural number, the singular. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, each of which, when so executed and delivered, shall be an original and all of which shall together constitute one and the same agreement.

    17. The Pledged Stock shall be held by Alfano & Baroff, Professional Association as escrow agent pursuant to a separate Escrow Agreement to be executed by the parties. Also, Pledgor shall execute the blank Stock Assignment Separate From Certificate attached hereto as Schedule B.

    18. This Agreement shall be construed in accordance with and governed by the laws of the State of Connecticut. The Pledgor, to the extent that he may lawfully do so, hereby consents to service of process, and to be sued, in the State of Connecticut and consents to the jurisdiction of the courts of the State of Connecticut and the United States District Court for the District of Connecticut, as well as to the jurisdiction of all courts from which an appeal may be taken from such courts, for the purpose of any suit, action or other proceeding arising out of any of his obligations hereunder or with respect to the transactions contemplated hereby, and expressly waives any and all objections he may have to venue in any such courts.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                           Carlyle Corp.

/s/ Michael Miller         By: /s/ Elliott R. Pearson
------------------         --------------------------
Witness                    Its duly authorized Secretary

                           DCI Telecommunications, Inc.

/s/ Larry Shatsoff         By: /s/ Joseph J. Murphy
------------------         ------------------------
Witness                    Its duly authorized President & CEO

                           SCHEDULE A


                         List of Stock


Stock Certificate #'s A-05, G-01 of Cyberfax, Inc., representing one hundred percent (100%) of the issued and outstanding stock in Cyberfax, Inc.

                           SCHEDULE B

           Stock Assignment Separate From Certificate

                          See Exhibit E

                            EXHIBIT D

                        Escrow Agreement

     ESCROW AGREEMENT entered into as of March 30, 1999 by and between Carlyle Corp., a Nevada corporation, of One E. Camelback Rd, Phoenix, AZ 85102 ("Carlyle"), DCI Telecommunications, Inc., a Colorado corporation at 611 Access Road, Stratford, CT 06615 ("DCI"), and ALFANO & BAROFF, PROFESSIONAL ASSOCIATION, a New Hampshire professional corporation with an address of 814 Elm Street, Manchester, New Hampshire 03101 ("Escrow Agent"). Carlyle and DCI shall be collectively referred to herein as the "Transaction Parties. "

     WHEREAS, Carlyle has executed that certain Promissory Note in the original principal amount of $5,000,000.00 (the "Note") and Collateral Assignment and Security Agreement on or about the date hereof pursuant to which Carlyle agreed to pledge all of the issued and outstanding shares of stock of Cyberfax, Inc. to DCI;

     WHEREAS, the Collateral Assignment and Security Agreement calls for the said stock of Cyberfax, Inc. to be held by Escrow
Agent pursuant to the terms of the Promissory Note and Collateral
Assignment and Security Agreement;

     NOW, THEREFORE, in consideration of the mutual rights, benefits and obligations set forth in the Promissory Note, Collateral Assignment and Security Agreement and this Escrow
Agreement, the parties agree as follows:

1. Delivery of Shares. Simultaneously with the execution of this Escrow Agreement, DCI and Carlyle shall deliver to Escrow Agent one hundred perecent (100%) of the issued and outstanding shares of stock of Cyberfax, Inc. to be held by Escrow Agent in accordance with the terms of this Escrow Agreement (the "Escrowed Stock").

2. Escrow Period. The term of this Escrow Agreement (the "Escrow Period") shall commence on the date of this Escrow Agreement and terminate on the thirtieth (30th) day following the first anniversary of the Promissory Note.

3. Duty to Pay Taxes and Charges. Carlyle agrees to pay all taxes, charges, liens and assessments against the Escrowed Stock, failing which shall also be considered an Event of Default, giving DCI the right to exercise the powers set forth in the previous paragraph.

4. Notice of Default. Simultaneously with the delivery by DCI to Carlyle of notice (in accordance with the terms of the Promissory Note and Collateral Assignment and Security Agreement) that an Event of Default has occurred for which DCI intends to exercise its rights under the Collateral Assignment and Security Agreement ("Notice of Default"), DCI shall deliver a copy of the Notice of Default to Escrow Agent. After receipt of the Notice of Default, Escrow Agent shall promptly deliver to DCI or its nominee such number of shares of the Escrowed Stock as shall correspond to the dollar amount of the claim or claims set forth in the Notice of Default. By signing below, Carlyle appoints Escrow Agent its attorney-in-fact to execute all documents necessary to carry out the transfer of the Escrowed Stock in accordance with this Escrow Agreement. Where Escrow Agent receives a statement or certification from DCI pursuant to this Escrow Agreement, Escrow Agent may rely exclusively on the statement or certification and shall not be obligated to inquire further with Carlyle or any other party as to the truthfulness of the statements contained therein.

5. Release of Escrowed Stock Where No Notice of Default. Where Escrow Agent does not receive a Notice of Default from DCI within the Escrow Period, or to the extent shares have not been released to DCI after settlement or resolution of any claims made with the Escrowed Stock, Escrow Agent shall promptly transfer the remaining Escrowed Stock to Carlyle.

6.   Additional Escrow Agent Powers.  If any demand is made  upon
     Escrow Agent concerning this Escrow Agreement, Escrow Agent may, at its election:

     A.   hold  the  Escrowed  Stock until  an  action  shall  be
          brought  in  a  court  of  competent  jurisdiction   to
          determine the rights of the Transaction Parties; or

     B.   interplead  the  Transaction Parties  and  deposit  the
          Escrowed    Stock   with   any   Court   of   competent
          jurisdiction.

7. Fees and Expenses; Indemnification. The Transaction Parties shall jointly and severally bear all costs incurred by Escrow Agent in performing its duties hereunder. The Transaction Parties jointly and severally agree to indemnify and save harmless Escrow Agent from and against all costs, damages, attorneys' fees, expenses and liabilities which Escrow Agent may incur or sustain in connection with this Agreement, or any court or other legal action arising therefrom, and will pay the same upon demand.

8. Communications. All notices, requests, demands, consents and other communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered, telecopied or sent by certified mail, postage prepaid, return receipt requested, as follows:

     If to DCI:          DCI Telecommunications, Inc.
                         611 Access Road
                         Stratford, CT 06615

     with a copy to:     Paul J. Alfano, Esquire
                         Alfano & Baroff,
                         Professional Association
                         814 Elm Street
                         Manchester, NH  03101

     If to Carlyle:      CARLYLE CORP.
                         Elliot R. Pearson, Secretary
                         One E. Camelback Road, Suite 680
                         Phoenix, AZ 85102-1651

     With a copy to:     Thomas J. Kenan
                         Fuller Tubb Pomeroy & Stokes
                         100 N. Broadway, Suite 3300
                         Oklahoma City, OK  73102

     If to Escrow Agent: Paul J. Alfano, Esquire
                         Alfano & Baroff,
                         Professional Association
                         814 Elm Street
                         Manchester, NH  03101

9. Miscellaneous. This Escrow Agreement shall be construed in accordance with the laws of the State of Connecticut. No part of this Escrow Agreement shall be assignable or otherwise subject to transfer by any party hereto. This Escrow Agreement contains the entire agreement among the parties relating to the matters described herein and all prior or contemporary agreements, understandings, oral or written, are merged herein. No amendment to this Escrow Agreement shall be of effect unless in writing signed by all parties hereto.

     WITNESS our hands as of the day and year first above written.
                              DCI Telecommunications, Inc

/s/ Larry Shatsoff            By: /s/ Joseph J. Murphy
------------------            ------------------------
Witness                       Name: Joseph J. Murphy
                              Title: President

                              Carlyle Corp.

/s/ Michael Miller            By: /s/ Elliott R. Pearson
------------------            --------------------------
Witness                       Name: Elliott R. Pearson
                              Title: Secretary

                            EXHIBIT E

           Stock Assignment Separate From Certificate

     The undersigned hereby assigns and transfers unto _____________________, _________________________
(_________________) shares of stock in Cyberfax, Inc., a Canadian corporation, and hereby irrevocably appoints Alfano & Baroff, Professional Association, its successors or assigns, his/her/its attorney-in-fact to transfer the said shares on the books of the within-named corporation.

Dated this March 30, 1999.


                              Carlyle Corp.


/s/ Michael R. Miller         By: /s/ Elliott R. Pearson
---------------------         --------------------------
Witness                       Name: Elliott R. Pearson
                              Title: Secretary

                            Exhibit F

                        PROMISSORY NOTE

$5,000,000.00
                                                  March 30, 1999

     The undersigned Carlyle Corp., a Nevada Corporation, of Phoenix, AZ ("Maker"), promises to pay to the order of DCI Telecommunications, Inc., a Colorado corporation (the "Payee") (the Payee and each subsequent transferee of this Note, whether taking by negotiation or otherwise, are herein collectively called the "Holder"), at 611 Access Road, Stratford, CT 06615 or at such other place as the Holder may from time to time designate in writing, the principal sum of Five Million Dollars ($5,000,000.00) plus interest at the rate of nine percent per year, compounded quarterly from the date hereof on the principal balance from time to time outstanding as hereinafter provided, principal, interest and all other sums payable hereunder to be paid as follows:

     A. Interest shall be paid quarterly (i.e., every 90 days following the date hereof, and each such date shall be known herein as an "Interest Payment Date") in shares of common stock of Maker. Shares of common stock of Maker devoted to the payment of interest on or principal of the Note shall be known as "Payment Shares. " The number of Payment Shares Payee is to receive under this Note on each Interest Payment Date shall be calculated as follows: It initially shall be assumed that a Payment Share is worth $3. However, at such time as a market for Makers common stock commences on the OTC Bulletin Board or Nasdaq, the worth of a Payment Share shall be recalculated to be the average closing trade price of Maker"s common stock over the first 13 trading weeks, and an adjustment shall be made in the number of Payment Shares Payee received prior to this recalculation.

     B. In the event Maker becomes a publicly traded company prior to the maturity of the Note, Holder shall have the right at any time after the effective date that Maker became a publicly traded company to demand payment in full. If Holder exercises this right, Maker shall pay the balance due under the Note in Payment Shares, the worth of a Payment Share being determined as set forth in paragraph A, above. If on the date the Note matures Maker has become a publicly traded company, Maker may elect to pay off the Note with Payment Shares, valued as set forth in paragraph A, above, rather than with money.

          Until the Note is paid in full, Maker cannot sell substantially all its assets or cause a controlling majority of its shares of common stock to be sold in a private transaction without Holder's prior written consent.

     C. The Note shall be due and payable in full on the first anniversary of the date hereof.

     If any payment required under this Note is not paid within five (5) days of when due, then Maker shall pay Payee the additional sum of five percent (5%) of that month's payment. Further, should any payment be more than ten (10) days past due, the interest rate to be applied to the then-outstanding balance of the loan shall be eighteen percent (18%) per annum for each day all or part of said late payment or payments remains unpaid.

     All payments on this Note shall be applied first to the pay ment of any costs, fees or other charges incurred in connection with the indebtedness evidenced hereby, next to the payment of accrued interest and then to the reduction of the principal bal ance.

     This Note is secured by a Pledge Agreement (the "Pledge") of even date herewith, executed by the Maker, in favor of the Payee, as Pledgee, encumbering One Hundred percent (100%) of the outstanding stock of Cyberfax, Inc., a Canada corporation (the "Pledged Stock"). Maker may not further encumber the Pledged Stock without Payee's prior written consent.

     TIME IS OF THE ESSENCE OF THIS NOTE.

     In the event any payment due hereunder is more than ten (10) days late following written notice of same to Maker, or upon the failure of Maker to honor any other obligation hereunder or under the Pledge, this Note may, at the option of Payee, become immediately due and payable in full, without further demand or notice. Maker agrees to pay all costs of collection hereof, including reasonable attorneys' fees.

     Maker agrees not to transfer any of its obligations hereunder to any other party without the prior written consent of the Payee. Acceptance by the holder of any payment after any default will not operate to extend the time of payment of any amount then remaining unpaid or constitute a waiver of any rights of the holder under this Note. No delay or omission on the part of the Holder in exercising any right, privilege or remedy will impair such right, privilege or remedy or be construed as a waiver thereof or of any other right, privilege or remedy. All rights and remedies of the Holder are cumulative and may be exercised singularly or concurrently. Every party to this instrument, whether as maker, endorser, surety or otherwise, hereby waives presentment, demand, notice and protest of this Note.

     The Maker may prepay this Note, in part or in full, at any time, without penalty. Maker, simultaneously with any such prepayment, shall provide Holder with a written amortization schedule through the date of the payment and for the remaining term of this Note for Holder"s review and approval. All prepayments shall be applied in the inverse order of maturity or, at the option of the Holder, in the regular order of maturity.

     Failure of the Holder to exercise any option hereunder shall not constitute a waiver of the right to exercise the same in the event of any subsequent default or in the event of continuance of any existing default after demand for strict performance hereof.

     The Maker, sureties, guarantors and endorsers hereof: (a) agree to be jointly and severally bound, (b) severally waive any homestead or exemption right against said debt, (c) severally waive demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand and nonpayment of this Note, and (d) consent that the Holder may extend the time of payment or otherwise modify the terms of payment of any part or the whole of the debt evidenced by this Note, at the request of any other person primarily liable hereon, and such consent shall not alter nor diminish the liability of any person.

     This Note shall be binding upon the Maker and its successors and assigns and shall inure to the benefit of the Payee, and any subsequent Holders of this Note, and their respective successors and assigns.

     All notices required or permitted in connection with this Note shall be given at the addresses above stated, or such other place as the party to whom notice is be given so directs in writing.

     This Note shall be governed, construed and interpreted by, and in accordance with, the laws of the State of Connecticut.

     IN  WITNESS  WHEREOF, the Maker has executed this Promissory
Note as of the day and year first hereinbefore stated.

                                   Carlyle Corp.

/s/ Michael Miller                 By:  Elliott R. Pearson
--------------------               -----------------------
Witness                            Its duly authorized Secretary